Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

Exhibit 99.1

News Release

New Energy Appoints Renowned Energy Expert and Author, Mr. Peter C. Fusaro, and Clean Tech Executive, Mr. Todd M. Pitcher, to Board of Directors

Columbia, MD – March 25, 2011 – New Energy Technologies, Inc. (OTCQB: NENE, NENED-temporary), a developer of next-generation alternative and renewable energy technologies, is pleased to announce the addition of global energy experts and clean tech executives, Mr. Peter C. Fusaro and Mr. Todd M. Pitcher, to its Board of Directors.

Mr. Peter C. Fusaro: Renowned Energy Expert and Author

Mr. Peter C. Fusaro is a global authority on energy and environmental financial markets, having authored over 700 published articles and 16 books on the subject, including a New York Times best-seller.  He is a sought-after keynote speaker, appearing numerous times on CNBC, Bloomberg TV, Fox Business, and cited by the Wall Street Journal, New York Times, Financial Times, Business Week, Forbes, Fortune, Time, Reuters, Dow Jones, and others.  Mr. Fusaro’s industry experience spans from his early start to remove lead from conventional gasoline while at the United States Environmental Protection Agency, to consulting to Toyota's development team on its Prius car, the world’s first mass-produced hybrid vehicle.

Mr. Fusaro received his Bachelors of Arts Degree from Carnegie-Mellon University and his Masters of Arts in International Relations at Tufts University.
Mr. Peter C. Fusaro, Renowned Energy Expert & Author

Mr. Todd M. Pitcher: Clean Tech Executive

Mr. Todd M. Pitcher is an experienced executive, currently serving as Chairman of a start-up company where he has directed its corporate strategy from zero-revenues at inception to recently reporting 18 consecutive months of profitability on multi-million dollar revenues. He brings extensive experience with private equity and institutional financing, operations, corporate governance, and sales growth, including an established record of negotiating strategic development/sales agreements with Fortune-500 companies.

Mr. Todd M. Pitcher, Clean Tech Executive
Mr. Pitcher earned his Bachelors of Art Degree in Philosophy from University of California at Berkeley, undertook graduate studies at University of California at Santa Barbara and Claremont Graduate School.

“I’m honored to welcome Mr. Fusaro and Mr. Pitcher to our Board,” stated Mr. John A. Conklin, President and CEO of New Energy Technologies, Inc.  “I very much look forward to leveraging their specific expertise with business management, corporate finance, and sales growth as we continue to execute our capital markets plan and advance our SolarWindow™ and MotionPower™ technologies towards commercialization.”

Recently, New Energy unveiled its  largest-ever, one-foot by one-foot working SolarWindow™ prototype, capable of generating electricity on see-thru glass.  Earlier this month, the Company announced a three-fold increase in the number of solar cells layered onto glass surfaces -- a significant step towards maximizing power output and key to commercial launch of SolarWindow™.

There are nearly 5 million commercial buildings in America, according to the Energy Information Administration, and more than 80 million single detached homes. New Energy’s SolarWindow™ technology is under development for commercial application in such buildings.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•
MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of nine patent applications in the United States and two international patent filings. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
 SolarWindow™ technologies which enable see-thru windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings.  These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.